LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS
--------------------------------------------------------------------------------

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                           $417,199,000 (APPROXIMATE)
                        GREENPOINT MORTGAGE FUNDING TRUST
                                    2005-HE3
--------------------------------------------------------------------------------

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                          LEHMAN BROTHERS HOLDINGS INC.
                                    (SELLER)

                              AMBAC ASSURANCE CORP.
                                   (GUARANTOR)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Syndicate                   Kevin White / Dan Covello        (212) 526-9519

Whole Loan Trading          Dan Wallace                      (212) 526-8315
                            Bob Toppe                        (212) 526-3709

ABS Trading                 Gordon Sweely                    (212) 526-6870
                            Charles Spero                    (212) 526-6870

Mortgage Finance            Tom O'Hara                       (212) 526-6469
                            Nimish Mathur                    (212) 526-7004
                            Sam Warren                       (212) 526-1486
                            Vinay Khandelwal                 (212) 526-2755

Structuring                 Konstantin Braun                 (212) 526-2867
                            Sei-Hyong Park                   (212) 526-0203
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INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               1

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      GREENPOINT MORTGAGE FUNDING 2005-HE3
-------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                                                 TO MATURITY
----------------------------------------------------------------------------------------------------------

                                               Est.   Est. Prin.   Expected    Stated          Expected
            Approx.                  Tsy.      WAL     Window        Final      Final          Ratings
  Class      Size           Type     BMark    (yrs)    (mos)(1)    Maturity    Maturity      (Moody's/S&P)

    A    $417,199,000      Flt-pt    1 m LI   1.62      1 - 102    02/15/2014  [9/15/2030]     Aaa / AAA
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                        TO 10% OPTIONAL REDEMPTION ("CALL")(2)
----------------------------------------------------------------------------------------------------------
                                               Est.   Est. Prin.   Expected    Stated          Expected
            Approx.                  Tsy.      WAL     Window        Final      Final          Ratings
  Class      Size           Type     BMark    (yrs)    (mos)(1)    Maturity    Maturity(1)   (Moody's/S&P)

    A    $417,199,000      Flt-PT   1 m LI    1.49      1 - 48    08/15/2009  [9/15/2030]     Aaa / AAA
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  PRICING SPEED
---------------------------------------------------------------------------------------------------------------------

                                    [50]% CPR / [10]% Constant Draw Rate ("CDR")
---------------------------------------------------------------------------------------------------------------------


(1) THE STATED FINAL MATURITY DATE WITH RESPECT TO THE NOTES IS THE PAYMENT DATE
SIX MONTHS FOLLOWING THE LATEST POSSIBLE MATURITY DATE OF A MORTGAGE LOAN IN THE
POOL WHICH AMORTIZES ACCORDING TO ITS TERMS. ON THE STATED FINAL MATURITY DATE,
HOLDERS OF THE NOTES WILL BE ENTITLED TO RECEIVE A PAYMENT OF PRINCIPAL IN AN
AMOUNT EQUAL TO THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTES.

(2) THE MASTER SERVICER MAY EXERCISE ITS RIGHT TO REDEEM THE NOTES WHEN THE
PRINCIPAL BALANCE OF THE NOTES IS EQUAL TO OR LESS THAN 10% OF THE NOTES AS OF
THE CLOSING DATE.

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               2

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

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                                SUMMARY OF TERMS
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Issuer:                                Greenpoint Mortgage Funding Trust
                                       2005-HE3 (the "Trust").

Depositor:                             Lehman ABS Corporation.

Originator:                            GreenPoint Mortgage Funding, Inc.
                                       ("Greenpoint")

Seller:                                Lehman Brothers Holdings Inc.

Master Servicer and Servicer:          GreenPoint

Indenture Trustee:                     LaSalle Bank, N.A.

Owner Trustee:                         Wilmington Trust Company

Rating Agencies:                       Standard & Poor's ("S&P") and Moody's
                                       Investor Service ("Moody's").

Note Insurer:                          Ambac Assurance Corporation

Sole Underwriter:                      Lehman Brothers Inc.

Expected Pricing Date:                 Week of August [15], 2005.

Expected Closing Date:                 August [25], 2005.

Record Date:                           The last Business Day immediately
                                       preceding the related Payment Date.

Payment Date:                          15th of each month, or if such day is not
                                       a business day the next succeeding
                                       Business Day. (First Payment Date:
                                       September [15], 2005).

Cut-off Date:                          August 1, 2005

Delay Days:                            0 days.

Day Count:                             Actual/360.

Interest                               Accrual: Interest accrues on the Notes
                                       from the last Payment Date (or in the
                                       case of the first Payment Date, the
                                       Closing Date) through the day preceding
                                       the current Payment Date (such period,
                                       the "Accrual Period").

Collection Period:                     The calendar month immediately preceding
                                       a Payment Date.

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--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               3

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

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                          SUMMARY OF TERMS (CONTINUED)
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Clearing:                              DTC, Euroclear or Clearstream.

Denomination:                          Minimum $250,000; increments of $1,000.

SMMEA Eligibility:                     The Class A Notes are NOT expected to be
                                       SMMEA eligible.

ERISA Eligibility:                     The Notes are expected to be ERISA
                                       eligible.

Tax Structure:                         REMIC for Federal income tax purposes.

Credit Enhancement:                    Ambac will unconditionally guarantee
                                       timely payment of interest and ultimate
                                       payment of principal of the Class A
                                       Notes.

                                       Excess cashflow.

                                       Subordination of lower rated Classes

                                       Overcollateralization, as described
                                       herein.

The Notes and the Residual             The Class A Notes are the subject of
Certificates:                          these Computational Materials.

                                       The Trust will also issue approximately
                                       $4,554,000 Class M1 Notes and
                                       approximately $7,156,000 Class M2 Notes,
                                       as well as three classes of residual
                                       certificates: the Class L Certificates,
                                       the Class B Certificates and the Class R
                                       Certificates.

                                       The Class M1 Notes, the Class M2 Notes
                                       and the Residual Certificates are not the
                                       subject of these Computational Materials.
                                       Information regarding the Class M1 Notes,
                                       the Class M2 Notes and the Residual
                                       Certificates is provided only to more
                                       fully describe the terms of the Class A
                                       Notes. The Class M1 Notes, the Class M2
                                       Notes and the Residual Certificates will
                                       not be registered under the Securities
                                       Act of 1933, as amended, or any other
                                       securities laws and will be offered and
                                       sold only in transactions not requiring
                                       registration of these securities under
                                       any securities laws.

The HELOCs:                            The collateral will consist of adjustable
                                       rate, first and second lien home equity
                                       lines of credit ("HELOCs"). Each HELOC
                                       adjusts monthly to a rate equal to the
                                       Prime Rate plus its margin, subject to a
                                       gross cap rate. All of the HELOCs have
                                       passed their first rate adjustment date
                                       as of the Cut-off Date. The aggregate
                                       drawn principal balance of the HELOCs as
                                       of the Cut-off Date (the "Cut-off Date
                                       Balance") is approximately $433,679,576.
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--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               4

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

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                          SUMMARY OF TERMS (CONTINUED)
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Overcollateralization:                 Certain Excess Cashflow will be applied
                                       as a payment of principal on the Notes on
                                       each Payment Date to maintain the
                                       Overcollateralization Amount for the
                                       Notes, or to increase it to the Specified
                                       Overcollateralization Amount. The
                                       Overcollateralization Amount on the
                                       Closing Date will be approximately equal
                                       to the Specified Overcollateralization
                                       Amount.

                                       The Specified Overcollateralization
                                       Amount on any Payment Dates, the amount
                                       equal to the greatest of:

                                            (a) 90% of the Principal Balance of
                                       Mortgage Loans which are 180 or more days
                                       Delinquent as of the close of business of
                                       the last day of the related Collection
                                       Period plus (i) prior to the Stepdown
                                       Date, the greater of (A) 1.10% of the
                                       Cut-off Date Balance and (B) the Step-Up
                                       Overcollateralization Amount, and (ii) on
                                       or after the Stepdown Date the greater
                                       of: (A) the lesser of (1) 1.10%of the
                                       Cut-off Date Balance and (2) 2.20% of the
                                       Pool Balance as of the end of the related
                                       Collection Period and (B) the Step-Up
                                       Overcollateralization Amount;

                                            (b) 0.50% of the Cut-off Date
                                       Balance Balance; and

                                            (c) the sum of the Principal
                                       Balances of the Mortgages Loans with the
                                       three largest Principal Balances as of
                                       the end of the related Collection Period.

                                       Provided, however, that no reduction in
                                       clause (a)(ii) shall occur unless (a) the
                                       aggregate cumulative Liquidation Loss
                                       Amounts with respect to the Pool as a
                                       percentage of the Cut-off Date Balance
                                       are less than (i) with respect to the
                                       first Payment Date to and including the
                                       48th Payment Date, 3.00% and (ii) with
                                       respect to the 49th Payment Date each
                                       Payment Date and thereafter, 3.50% and
                                       (iii) the Six Month Rolling Delinquency
                                       Rate for such Payment Date is less than
                                       4.25%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               5

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
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Step-Up Overcollateralization Amount:  Will be in effect if the aggregate cumulative Liquidation Loss Amounts as a
                                       percentage of the Cut-off Date Balance
                                       exceed percentages specified in the
                                       Transfer and Servicing Agreement.

                                       The Step-Up Overcollateralization Amount
                                       will equal (a) 2.20% of the Cut-off Date
                                       Balance, prior to the Stepdown Date and
                                       (b) on or after the Stepdown Date, the
                                       lesser of (x) 2.20% of the Cut-off Date
                                       Balance and (y) 4.40% of the Pool Balance
                                       as of the beginning of the related
                                       Collection Period. Otherwise, the Step-Up
                                       Overcollateralization Amount is zero.

Stepdown Date:                         With respect to the Notes, the later to
                                       occur of (a) the 31st Payment Date:
                                       and (b) the first Payment Date on which
                                       the Pool Balance has been reduced to 50%
                                       or less of the Cut-off Date Balance.
                                       "Pool Balance" means, as of any date, the
                                       aggregate of the principal balances of
                                       the HELOCs on such date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               6

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
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Subordination:                         The certificates representing the
                                       residual interests in the Trust will be
                                       subordinated to payments due on the Notes
                                       except to the limited extent described
                                       herein. The Class M1 and Class M2 Notes
                                       will be subordinated to payment of the
                                       Class A Notes. This subordination
                                       provides credit enhancement to the Notes.

Charge-Off Amount:                     With respect to any Charged-Off HELOC
                                       under clause (i) of the definition
                                       thereof, the amount of the Principal
                                       Balance that has been written down and
                                       with respect to any Charged-Off HELOC
                                       under clause (ii) of the definition
                                       thereof, the entire outstanding Principal
                                       Balance of such Mortgage Loan minus the
                                       Appraised Value of the related Mortgaged
                                       Property.

Charged-Off HELOC:                     Means (i) a Mortgage Loan with a
                                       Principal Balance that has been written
                                       down on the related Servicer's servicing
                                       system in accordance with its policies
                                       and procedures and (ii) any Mortgage Loan
                                       that is more than 180 days past due.

Liquidation Loss Amount:               With respect to any Payment Date and
                                       Mortgage Loan that became a Liquidated
                                       Mortgage Loan during the related
                                       Collection Period, the unrecovered
                                       portion of the related Principal Balance
                                       thereof at the end of such Collection
                                       Period, after giving effect to the Net
                                       Liquidation Proceeds applied in reduction
                                       of such Principal Balance.

Allocation of Realized Losses:         Generally, any realized losses on the
                                       Mortgage Loans will be absorbed first, by
                                       the excess spread, second, by the
                                       Overcollateralization Amount, and lastly,
                                       by the Class M Notes, in reverse
                                       sequential order.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               7

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
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Amortization Periods:                  The allocation of principal collections
                                       is divided into two distinct periods: the
                                       Managed Amortization Period and the Rapid
                                       Amortization Period.

Managed Amortization Period:           Begins on the first Payment Date and ends
                                       on the earlier of (a) the 180th Payment
                                       Date or (b) the Payment Date which
                                       immediately follows a Rapid Amortization
                                       Event.

Rapid Amortization Period:             Immediately follows the end of the
                                       Managed Amortization Period.

Maximum Rate:                          The Maximum Rate with respect to the
                                       Notes on any Payment Date is equal to the
                                       product of (x) weighted average of the
                                       Interest Rates of the HELOCs as of the
                                       beginning of the Collection Period,
                                       assuming each HELOC is fully indexed, net
                                       of (i) the Servicing Fee Rate, (ii) the
                                       Owner Trustee Fee Rate (expressed as a
                                       per annum rate), (iii) a per annum rate
                                       equal to a fraction, the numerator of
                                       which is the product of (a) 12 and the
                                       sum of (b) (1) any interest shortfalls
                                       resulting from application of the Relief
                                       Act (2) any interest shortfalls resulting
                                       from prepayments on the HELOCs and (3)
                                       any payments to the Indenture Trustee for
                                       reimbursed expenses and the denominator
                                       of which is the Pool Balance at the
                                       beginning of the related Collection
                                       Period and (iv) the product of (1) the
                                       premiums payable to the Insurer
                                       (expressed as a per annum rate) and (2) a
                                       fraction, the numerator of which is the
                                       principal balance of the Class A Notes
                                       immediately before the Payment Date and
                                       the denominator of which is the principal
                                       balance of the HELOCs at the beginning of
                                       the related Collection Period, and (y) a
                                       fraction, the numerator of which is 30
                                       and the denominator of which is the
                                       number of days in the related Accrual
                                       Period.

Note Rate:                             The lesser of (a) the 1 month Libor + [ ]
                                       and (b) the Maximum Rate.

Servicing Fee:                         0.50% per annum (the "Servicing Fee
                                       Rate") on the aggregate principal balance
                                       of the HELOCs, payable monthly at 1/12 of
                                       the per annum rate.

Indenture Trustee Fee:                 3 days of float.

Owner Trustee Fee:                     $3,000 per annum payable monthly in the
                                       amount of $250. The "Owner Trustee Fee
                                       Rate" is equal to the percentage obtained
                                       by dividing $3,000 by the aggregate
                                       principal balance of the HELOCs as of the
                                       beginning of the related Collection
                                       Period.

Deferred Interest:                     To the extent the applicable Maximum Rate
    ("Catch-Up Interest")              is less than 1 month LIBOR + [ ] on any
                                       Payment Date, the deficiency will be
                                       deferred ("Deferred Interest") and will
                                       accrue interest on each subsequent
                                       Payment Date at the applicable Note Rate.
                                       Such Deferred Interest will be reimbursed
                                       through distributions on following
                                       Payment Dates, to the extent of Available
                                       Funds as set forth under "Priority of
                                       Payments" herein.

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               8

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
Priority of Distributions:             On each Payment Date, the Trustee will
                                       make distributions from amounts received
                                       in respect of the HELOCs during each
                                       Collection Period (net of the payments to
                                       the Indenture Trustee for unreimbursed
                                       expenses, Servicing Fee and the Owner
                                       Trustee Fee), to the extent of available
                                       funds, as follows:

                                       (1)  to pay the Note Insurer premium;

                                       (2)  Concurrently, pro rata to the Class
                                            A Notes, interest at the Class A
                                            Note Rate for such payment Date and,
                                            during the Managed Amortization
                                            Period, to pay the holder of the
                                            Class L Certificate the unreimbursed
                                            interest on any Additional Balance
                                            Advance Amount at the Class A Note
                                            Rate for such Payment Date;

                                       (3)  to pay to the Class L Certificates,
                                            during the Managed Amortization
                                            Period, an amount equal to the
                                            Additional Balance Advance Amount in
                                            order to reimburse its advance to
                                            the Trust of that amount;

                                       (4)  to pay the Class A Principal
                                            Distribution Amount due to the Class
                                            A Notes;

                                       (5)  to the Class A Notes, as a form of
                                            principal, (a) the Charge-Off
                                            Amounts incurred during the
                                            preceding calendar month and (b)
                                            Charge-Off Amounts incurred during
                                            previous periods which were not
                                            subsequently reimbursed;

                                       (6)  as payment for any other amounts
                                            owed to the Note Insurer;

                                       (7)  to the Class M1 Notes, interest at
                                            the Class M1 Note Rate for such
                                            Payment Date;

                                       (8)  to the Class M2 Notes, interest at
                                            the Class M2 Note Rate for such
                                            Payment Date;

                                       (9)  to the Class A Notes, any
                                            Accelerated Principal Amounts;

                                       (10) to pay the Class M1 Principal
                                            Distribution Amount and Class M1
                                            Accelerated Principal Amounts due to
                                            the Class M1 Notes;

                                       (11) to pay the Class M2 Principal
                                            Distribution Amount and Class M2
                                            Accelerated Principal Amounts due to
                                            the Class M2 Notes;

                                       (12) to the Servicer, certain
                                            unreimbursed amounts, if any;

                                       (13) sequentially, to pay to the Class A,
                                            Class M1 and Class M2 Notes the
                                            current Deferred Interest and any
                                            unpaid Deferred Interest from prior
                                            Payment Dates at their respective
                                            Note Rates;

                                       (14) pari passu, to the Indenture
                                            Trustee, any unreimburesed expenses
                                            and to the Owner Trustee, any unpaid
                                            fees and unreimbursed expenses; and

                                       (15) to pay the remaining amounts to the
                                            holders of the Residual
                                            Certificates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                               9

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

Class A Principal Distribution         Prior to the Stepdown Date or if a Rapid
Amount:                                Amortization Event is in effect, the
                                       Principal Payment Amount. On or after the
                                       Stepdown Date and if a Rapid Amortization
                                       Event is not in effect, the lesser of (a)
                                       the excess of (i) the principal balance
                                       of the Class A Notes over (ii) the Class
                                       A Target Amount and (b) the Principal
                                       Payment Amount.

Class A Target Amount:                 The lesser of (a) the product of (i)
                                       92.40% and (ii) Pool Balance at the end
                                       of the related Collection Period and (b)
                                       the excess if any of (i) Pool Balance at
                                       the end of the related Collection Period
                                       over (ii) 0.50% of the Cut-off Date
                                       Balance.

Class M1 Principal Distribution        Prior to the Stepdown Date or if a Rapid
Amount:                                Amortization Event is in effect, (a) if
                                       the principal balance of the Class A
                                       Notes has been reduced to zero, the
                                       Principal Payment Amount and (b) if the
                                       Class A Notes remain outstanding, zero.
                                       On or after the Stepdown Date and if a
                                       Rapid Amortization Event is not in
                                       effect, the lesser of (a) the excess of
                                       (i) the principal balance of the Class A
                                       (after giving effect to payments of
                                       principal on such Payment Date) and Class
                                       M1 Notes immediately prior to such
                                       payment date over (ii) the Class M1
                                       Target Amount and (b) the Principal
                                       Payment Amount after giving effect to
                                       payments of principal to the Holders of
                                       the Class A Notes.

Class M1 Target Amount:                The lesser of (a) the product of (i)
                                       94.50% and (ii)Pool Balance at the end of
                                       the related Collection Period and (b) the
                                       excess if any of (i) Pool Balance at the
                                       end of the related Collection Period over
                                       (ii) 0.50% of the Cut-off Date Balance.

Class M2 Principal Distribution        Prior to the Stepdown Date or if a Rapid
Amount:                                Amortization Event is in effect, (a) if
                                       the principal balance of the Class A and
                                       Class M1 Notes have been reduced to zero,
                                       the Principal Payment Amount and (b) if
                                       the Class A and Class M1 Notes remain
                                       outstanding, zero. On or after the
                                       Stepdown Date and if a Rapid Amortization
                                       Event is not in effect, the lesser of (a)
                                       the excess of (i) the principal balance
                                       of the Class A (after giving effect to
                                       payments of principal on such Payment
                                       Date), Class M1 Notes (after giving
                                       effect to payments of principal on such
                                       Payment Date) and Class M2 Notes
                                       immediately prior to such payment date
                                       over (ii) the Class M2 Target Amount and
                                       (b) the Principal Payment Amount after
                                       giving effect to payments of principal to
                                       the Holders of the Class A Notes and the
                                       Class M1 Notes.

Class M2 Target Amount:                The lesser of (a) the product of (i)
                                       97.80% and (ii) Pool Balance at the end
                                       of the related Collection Period and (b)
                                       the excess if any of (i) Pool Balance at
                                       the end of the related Collection Period
                                       over (ii) 0.50% of the Cut-off Date
                                       Balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              10

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

Principal:                             Excluding any Rapid Amortization Events,
                                       the allocation of principal collections
                                       to the Notes are divided into two
                                       distinct periods: the Managed
                                       Amortization Period and the Rapid
                                       Amortization Period.

                                       With respect to each Payment Date,
                                       holders of Notes will receive the
                                       "Principal Payment Amount," which shall
                                       equal the positive difference between (a)
                                       the Maximum Principal Payment minus (b)
                                       the "Overcollateralization Reduction
                                       Amount", if any, in each case with
                                       respect to such Payment Date.

                                       (A)  During the Managed Amortization
                                             Period, the "Maximum Principal
                                             Payment" shall equal the "Net
                                             Principal Collections" with respect
                                             to such Payment Date.

                                       (B)  During the Rapid Amortization
                                            Period, the "Maximum Principal
                                            Payment" shall equal the Principal
                                            Collections with respect to such
                                            Payment Date.

                                       (C)  "Principal Collections" shall equal,
                                            with respect to any Payment Date,
                                            the sum of all payments with respect
                                            to principal received on the HELOCs
                                            during the related Collection
                                            Period.

                                       (D)  "Net Principal Collections" shall
                                            equal the positive difference
                                            between (x) the Principal
                                            Collections with respect to such
                                            Payment Date minus (y) the sum of
                                            (a) the aggregate principal amount
                                            of all Additional Balances (draws on
                                            the HELOCs) arising during the
                                            related Collection Period plus (b)
                                            the Additional Balance Advance
                                            Amount as of the opening of business
                                            on the related Payment Date.

                                       (E)  "Overcollateralization Reduction
                                            Amount", with respect to each
                                            Payment Date, shall equal the
                                            amount, if any, by which the
                                            Overcollateralization Amount exceeds
                                            the Specified Overcollateralization
                                            Amount, assuming the Maximum
                                            Principal Payment Amount is paid on
                                            the Notes on such Payment Date.

                                       (F)  "Additional Balance Advance Amount",
                                            with respect to any Payment Date (x)
                                            during the Managed Amoritzation
                                            Period, shall equal (a) the excess,
                                            if any, for all prior Payment Dates
                                            during the Managed Amortization
                                            Period of (i) the aggregate
                                            principal amount of all Additional
                                            Balances created during the
                                            Collection Period with respect to
                                            each such Payment Date over (ii)
                                            Principal Collections with respect
                                            to each such Payment Date minus (b)
                                            amounts paid on previous Payment
                                            Dates in respect of any Additional
                                            Balance Advance Amount and (y)
                                            during the Rapid Amoritzation
                                            Period, zero.

Accelerated Principal Amounts:         On any Payment Date where excess cashflow
                                       exists, all or a portion of such amount
                                       will be distributed to pay principal on
                                       the Notes to the extent required to
                                       maintain or increase the
                                       Overcollateralization Amount to the
                                       Specified Overcollateralization Amount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              11

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

Optional Redemption:                   The Servicer may exercise its right to
                                       repurchase the HELOCs on any Payment Date
                                       on or after which the principal balance
                                       of the Notes, prior giving effect to
                                       payments of principal on such Payment
                                       Date, declines to 10% or less of the
                                       principal balance of the Notes as of the
                                       Closing Date. The first such date is the
                                       "Optional Redemption Date". The aggregate
                                       repurchase price is equal to the greater
                                       of (x) the sum of (i) the unpaid
                                       principal balance of the HELOCS plus
                                       accrued interest thereon and, (ii) costs
                                       incurred as a result of violation of
                                       applicable laws, if any, (iii) the fair
                                       market value of all other property being
                                       purchased and (iv) any unreimbursed
                                       servicing advances, unreimbursed expenses
                                       and unpaid fees due to the Servicer,
                                       Insurer, Indenture Trustee and Owner
                                       Trustee on such Payment Date, (y) the sum
                                       of (1) the principal balance of the Notes
                                       and interest due thereon on such Payment
                                       Date and (2) any unreimbursed servicing
                                       advances, unreimbursed expenses and
                                       unpaid fees due the Servicer, the
                                       Indenture Trustee, the Insurer and the
                                       Owner Trustee on such Payment Date. If
                                       such an event occurs, holders of the
                                       Notes will receive a final distribution
                                       on such Payment Date.

Amendments to Credit Line Agreements:  The Servicer may change the terms of the
                                       HELOC agreements at any time provided
                                       that such changes (i) do not, as
                                       evidenced by an opinion of counsel for
                                       the seller, adversely affect the interest
                                       of the Noteholders, and (ii) are
                                       consistent with prudent business
                                       practice. Such modifications may include
                                       increases in the Credit Limit of the
                                       related HELOC or change in lien position
                                       of the HELOC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              12

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

Rapid Amortization Event               (i)   A default in the payment of any
                                             interest, principal, or s
                                             installment of principal on the
                                             Notes, and such default continues
                                             for a period of five Business Days;

                                       (ii)  The failure on the part of the
                                             Trust, the Depositor, the Seller,
                                             the Servicer or the Master Servicer
                                             to perform any of its other
                                             material obligations under the
                                             Transfer and Servicing Agreement,
                                             the Trust Agreement, the Indenture
                                             or certain other material
                                             agreements, which failure
                                             materially and adversely affects
                                             the interests of the Noteholders or
                                             the Insurer and continues
                                             unremedied for 60 days;

                                       (iii) The occurrence of certain events of
                                             bankruptcy, insolvency or
                                             receivership relating to the Trust,
                                             the Seller, the Depositor, the
                                             Master Servicer or any of their
                                             affiliates or subsidiaries;

                                       (iv)  The Trust becomes subject to
                                             regulation as an "investment
                                             company," as such term is defined
                                             in the Investment Company Act of
                                             1940;

                                       (v)   cumulative draws in respect of
                                             interest under the Policy exceed 1%
                                             of the aggregate Cut-off Date
                                             Balance or there is a draw in
                                             respect of principal; or

                                       (vi)  An Event of Servicing Termination,
                                             as defined in the Indenture, has
                                             occurred.

Servicing:                             The Servicer shall:

                                       (1)   pay all out-of-pocket expenses to
                                             service the HELOCs; and

                                       (2)   will receive the Servicing Fee plus
                                             all assumption fees, late payment
                                             charges and other fees and charges,
                                             to the extent collected from
                                             borrowers, as additional servicing
                                             compensation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              13

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     WEIGHTED AVERAGE LIFE (1) AND MATURITY
             SENSITIVITY OF THE CLASS A NOTES TO PAYMENTS AND DRAWS
                       (ASSUMES 10% OPTIONAL TERMINATION)



----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       % CPR                     40%                           45%                             50%
----------------------------------------------------------------------------------------------------------------
                                         Expected                                                      Expected
Constant Draw Rate               Window   Final                Window   Expected              WINDOW    Final
    (% CDR)          WAL (yrs)  (months)   Mat.    WAL (yrs)  (months) Final Mat. WAL (yrs)  (MONTHS)    Mat.
---------------     ---------  --------   ----    ---------  -------- ---------- ---------  --------    ----

      5%               1.90     1 - 60  08/15/2010   1.60     1 - 51  11/15/2009    1.36     1 - 44   04/15/2009
      10%              2.14     1 - 66  02/15/2011   1.78     1 - 57  05/15/2010    1.49     1 - 48   08/15/2009
      15%              2.43     1 - 73  09/15/2011   2.00     1 - 62  10/15/2010    1.65     1 - 53   01/15/2010
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
             55%                             60%
--------------------------------------------------------------
                                                    Expected
            Window  Expected               Window    Final
WAL (yrs)  (months) Final Mat. WAL (yrs)  (months)    Mat.
---------  -------- ---------- ---------  --------    ----

   1.16     1 - 38  10/15/2008    1.00     1 - 33   05/15/2008
   1.26     1 - 41  01/15/2009    1.07     1 - 35   07/15/2008
   1.37     1 - 44  04/15/2009    1.16     1 - 38   10/15/2008
--------------------------------------------------------------



(1)  The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing
     Date to the related Payment Date, (ii) adding the results, and (iii)
     dividing the sum by the initial principal balance of the Notes. Assumes a
     Closing Date of August 25, 2005.

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              14

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                     WEIGHTED AVERAGE LIFE (1) AND MATURITY
       SENSITIVITY OF THE CLASS A NOTES TO PAYMENTS AND DRAWS (CONTINUED)

                        (ASSUMES NO OPTIONAL TERMINATION)
                        ---------------------------------



----------------------------------------------------------------------------------------------------------------
       % CPR                     40%                           45%                             50%
----------------------------------------------------------------------------------------------------------------
                                         Expected                                                      Expected
Constant Draw Rate               Window   Final                Window   Expected              WINDOW    Final
    (% CDR)          WAL (yrs)  (months)   Mat.    WAL (yrs)  (months) Final Mat. WAL (yrs)  (MONTHS)    Mat.
---------------     ---------  --------   ----    ---------  -------- ---------- ---------  --------     ----

      5%            2.07       1 - 131 07/15/2016   1.74     1 - 113  01/15/2015   1.48     1 - 97   09/15/2013
      10%           2.31       1 - 140 04/15/2017   1.92     1 - 119  07/15/2015   1.62     1 - 102  02/15/2014
      15%           2.61       1 - 151 03/15/2018   2.14     1 - 127  03/15/2016   1.78     1 - 108  08/15/2014
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
             55%                             60%
--------------------------------------------------------------
                                                    Expected
            Window  Expected               Window    Final
WAL (yrs)  (months) Final Mat. WAL (yrs)  (months)    Mat.
---------  -------- ---------- ---------  --------    ----

  1.27     1 - 84  08/15/2012    1.09      1 - 73  09/15/2011
  1.37     1 - 88  12/15/2012    1.16      1 - 77  01/15/2012
  1.49     1 - 93  05/15/2013    1.26      1 - 81  05/15/2012
------------------------------------------------------------



(1)  The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing
     Date to the related Payment Date, (ii) adding the results, and (iii)
     dividing the sum by the initial principal balance of the Notes. Assumes a
     Closing Date of August 25, 2005.

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              15

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

MAXIMUM RATE SCHEDULE (1)(2)

The Maximum Rate Schedule is shown for the first 48 Distribution Dates.

---------- ------------------------ ---------- --------------------------------
   MONTH      MAXIMUM RATE (%)        MONTH            MAXIMUM RATE (%)
---------- ----------------------- ---------- --------------------------------
     1              (3)                25                  16.762
     2            17.309               26                  17.321
     3            16.751               27                  16.763
     4            17.310               28                  17.323
     5            16.752               29                  16.765
     6            16.752               30                  16.766
     7            18.547               31                  17.924
     8            16.753               32                  16.761
     9            17.311               33                  17.312
     10           16.753               34                  16.753
     11           17.312               35                  17.311
     12           16.754               36                  16.753
     13           16.754               37                  16.753
     14           17.313               38                  17.311
     15           16.755               39                  16.752
     16           17.314               40                  17.310
     17           16.756               41                  16.752
     18           16.757               42                  16.751
     19           18.553               43                  18.546
     20           16.758               44                  16.751
     21           17.317               45                  17.309
     22           16.760               46                  16.750
     23           17.319               47                  17.308
     24           16.761               48                  16.750
---------- ------------------------ ---------- --------------------------------

(1) Assumes prepayments at 50% CPR and draws at 10% CDR.

(2) Assumes Prime Rate equals 20%.

(3) Not shown since it is artificially high due to the short first interest accrual period on the Notes.

--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              16

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

TOTAL NUMBER OF HELOCS                                6,990     OCCUPANCY STATUS
TOTAL OUTSTANDING HELOC BALANCE                $433,679,576          Owner-Occupied                         81.96%
AVERAGE DRAWN AMOUNT                                $62,043          Investment                             16.27%
AVERAGE CREDIT LIMIT                                $75,238          Second Home                             1.76%
CURRENT WA COUPON                                    8.353%
WA CREDIT UTILIZATION RATIO                          82.46%
WA MARGIN                                            2.138%     LOAN DOCUMENTATION
WA LIFE CAP                                         17.963%          No Income Verification                 74.38%
WA LOAN AGE (MONTHS)                                     12          Full                                   21.92%
WA REMAINING TERM (MONTHS)                              190          Limited                                 2.38%
WA CLTV (BASED ON CREDIT LIMITS)                     86.68%          No Income/No Asset                      0.02%
WA CREDIT SCORE                                         703
WA JUNIOR MORTGAGE RATIO (SECOND LIENS               24.04%     LOAN PURPOSE
ONLY)
                                                                     Cash Out Refinance                     56.67%
LIEN POSITION                                                        Purchase                               35.87%
     First Lien                                       0.76%          Rate/Term Refinance                     7.45%
     Second Lien                                     99.24%
                                                                GEOGRAPHIC DISTRIBUTION
PROPERTY TYPE                                                   (Other states account individually for less than
                                                                4% of the Cut-Off Date Principal Balance)
     Single Family                                   64.34%
     PUD                                             19.49%          CA                                     63.63%
     Condo                                            7.80%          NY                                      4.57%
     2 Family                                         4.23%
     3 Family                                         1.31%
     4 Family                                         2.38%
     Manufactured Housing                             0.05%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              17

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                           OUTSTANDING PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
         PRINCIPAL BALANCE ($)             NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

0.00 - 0.00                                         266                        $0.00                           0.00%
0.01 - 5,000.00                                     106                   179,124.78                            0.04
5,000.01 - 10,000.00                                216                 1,933,728.83                            0.45
10,000.01 - 15,000.00                               361                 4,550,877.25                            1.05
15,000.01 - 20,000.00                               481                 8,530,968.06                            1.97
20,000.01 - 25,000.00                               468                10,659,069.26                            2.46
25,000.01 - 30,000.00                               551                15,123,784.51                            3.49
30,000.01 - 35,000.00                               442                14,421,104.80                            3.33
35,000.01 - 40,000.00                               377                14,170,670.27                            3.27
40,000.01 - 45,000.00                               266                11,299,692.55                            2.61
45,000.01 - 50,000.00                               346                16,577,769.87                            3.82
50,000.01 - 55,000.00                               234                12,303,219.04                            2.84
55,000.01 - 60,000.00                               238                13,783,540.46                            3.18
60,000.01 - 65,000.00                               194                12,125,603.79                            2.80
65,000.01 - 70,000.00                               175                11,834,209.09                            2.73
70,000.01 - 75,000.00                               188                13,715,102.75                            3.16
75,000.01 - 80,000.00                               158                12,286,230.56                            2.83
80,000.01 - 85,000.00                               155                12,821,941.71                            2.96
85,000.01 - 90,000.00                               147                12,895,249.73                            2.97
90,000.01 - 95,000.00                               139                12,879,956.68                            2.97
95,000.01 - 100,000.00                              258                25,457,757.90                            5.87
100,000.01 - 500,000.00                           1,224               196,129,974.34                           45.22
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------

Minimum:          $0.00
Maximum:          $486,587.18
Weighted Average: $62,042.86


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              18

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISITCS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                               CURRENT INTEREST RATES
---------------------------------------------------------------------------------------------------------------------
        CURRENT LOAN RATES (%)                NUMBER OF            PRINCIPAL BALANCE ($)              % OF
                                               HELOCS                                          CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

5.501 - 6.000                                        10                  $847,570.83                           0.20%
6.001 - 6.500                                       304                18,909,103.44                            4.36
6.501 - 7.000                                       372                35,632,259.35                            8.22
7.001 - 7.500                                       560                55,878,920.95                           12.88
7.501 - 8.000                                       791                65,384,578.10                           15.08
8.001 - 8.500                                     1,043                67,349,687.89                           15.53
8.501 - 9.000                                     1,305                81,316,207.91                           18.75
9.001 - 9.500                                     1,460                67,733,146.09                           15.62
9.501 - 10.000                                      637                22,718,615.08                            5.24
10.001 - 10.500                                     300                11,037,868.64                            2.55
10.501 - 11.000                                     141                 4,675,786.66                            1.08
11.001 - 11.500                                      50                 1,749,904.17                            0.40
11.501 - 12.000                                      13                   369,485.68                            0.09
12.001 - 12.500                                       2                    22,840.84                            0.01
12.501 - 13.000                                       1                    32,784.19                            0.01
14.501 - 15.000                                       1                    20,816.41                            0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          5.750%
Maximum:          15.000%
Weighted Average: 8.353%



--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              19

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISITCS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                         ORIGINAL TERMS TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------
        ORIGINAL TERM (MONTHS)             NUMBER OF          PRINCIPAL BALANCE ($)              % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

145 - 168                                             1                   $58,564.39                           0.01%
169 - 192                                         5,948               354,636,279.72                           81.77
289 - 312                                         1,040                78,984,732.12                           18.21
337 - 360                                             1                         0.00                            0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          168
Maximum:          360
Weighted Average: 202

---------------------------------------------------------------------------------------------------------------------
                                         REMAINING TERMS TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------
        REMAINING TERM (MONTHS)            NUMBER OF           PRINCIPAL BALANCE ($)              % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
97 - 120                                            390               $15,685,398.59                           3.62%
121 - 144                                           274                13,938,838.79                            3.21
145 - 168                                            37                 2,374,025.03                            0.55
169 - 192                                         5,250               322,753,843.30                           74.42
217 - 240                                            75                 2,704,562.32                            0.62
241 - 264                                            50                 2,557,554.68                            0.59
265 - 288                                             6                   183,877.79                            0.04
289 - 312                                           908                73,481,475.73                           16.94
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          101
Maximum:          294
Weighted Average: 190


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              20

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISITCS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                      LOAN AGE
---------------------------------------------------------------------------------------------------------------------
           LOAN AGE (MONTHS)               NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

1-12                                              6,160              $396,430,731.58                          91.41%
13 - 24                                              40                 2,339,822.28                            0.54
25 - 36                                               1                    22,667.99                            0.01
37 - 48                                               1                    14,597.46                            0.00
49 - 60                                             383                19,046,587.43                            4.39
61 - 72                                             400                15,577,797.38                            3.59
73 - 84                                               2                   190,110.51                            0.04
121 - 132                                             1                         0.00                            0.00
181 - 192                                             2                    57,261.60                            0.01
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          6
Maximum:          184
Weighted Average: 12


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              21

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISITCS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                            COMBINED LOAN-TO-VALUE RATIO
---------------------------------------------------------------------------------------------------------------------
      COMBINED LOAN-TO-VALUE (%)           NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                                          1                  $199,820.63                           0.05%
15.01 - 20.00                                         2                    51,972.53                            0.01
20.01 - 25.00                                         5                   242,603.93                            0.06
25.01 - 30.00                                         3                    81,238.76                            0.02
30.01 - 35.00                                        10                   641,361.69                            0.15
35.01 - 40.00                                        17                 1,594,900.48                            0.37
40.01 - 45.00                                        31                 2,583,366.27                            0.60
45.01 - 50.00                                        29                 1,961,718.80                            0.45
50.01 - 55.00                                        55                 4,252,953.16                            0.98
55.01 - 60.00                                        76                 6,244,632.83                            1.44
60.01 - 65.00                                       103                10,133,559.87                            2.34
65.01 - 70.00                                       176                15,832,272.63                            3.65
70.01 - 75.00                                       228                19,741,635.95                            4.55
75.01 - 80.00                                       646                54,918,426.39                           12.66
80.01 - 85.00                                       355                26,082,409.06                            6.01
85.01 - 90.00                                     2,656               136,559,998.02                           31.49
90.01 - 95.00                                     1,398                75,247,981.23                           17.35
95.01 - 100.00                                    1,199                77,308,724.00                           17.83
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          6.52%
Maximum:          100.00%
Weighted Average: 86.68%

---------------------------------------------------------------------------------------------------------------------
                                                   LIEN POSITION
---------------------------------------------------------------------------------------------------------------------
             LIEN POSITION                 NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
1st Lien                                             20                $3,296,951.31                           0.76%
2nd Lien                                          6,970               430,382,624.92                           99.24
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              22

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISTICS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                               JUNIOR MORTGAGE RATIO*
---------------------------------------------------------------------------------------------------------------------
       JUNIOR MORTGAGE RATIO (%)           NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

0.01 - 10.00                                        225                $7,180,680.77                           1.67%
10.01 - 20.00                                     4,431               217,307,405.19                           50.49
20.01 - 30.00                                     1,304               111,654,925.81                           25.94
30.01 - 40.00                                       562                51,378,073.69                           11.94
40.01 - 50.00                                       244                23,524,452.13                            5.47
50.01 - 60.00                                        96                10,750,989.36                             2.5
60.01 - 70.00                                        55                 4,554,167.39                            1.06
70.01 - 80.00                                        43                 3,153,600.28                            0.73
80.01 - 90.00                                         9                   576,721.86                            0.13
90.01 - 100.00                                        1                   301,608.44                            0.07
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,970              $430,382,624.92                         100.00%
---------------------------------------------------------------------------------------------------------------------
Non Zero Minimum:            3.38%
Maximum:                    97.21%
Non Zero Weighted Average:  24.04%

*Only represents second liens.

---------------------------------------------------------------------------------------------------------------------
                                                    CREDIT LIMIT
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
           CREDIT LIMIT ($)                NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                  3,394               $88,786,813.00                          20.47%
50,000.01 - 100,000.00                            2,043               134,986,009.62                           31.13
100,000.01 - 150,000.00                             739                82,531,504.72                           19.03
150,000.01 - 200,000.00                             618                86,128,857.11                           19.86
200,000.01 - 250,000.00                              76                12,570,466.50                            2.90
250,000.01 - 300,000.00                              69                14,445,048.47                            3.33
300,000.01 - 350,000.00                              17                 4,219,839.51                            0.97
350,000.01 - 400,000.00                              17                 4,400,072.63                            1.01
400,000.01 - 450,000.00                               5                 1,937,274.79                            0.45
450,000.01 - 500,000.00                              11                 3,673,689.88                            0.85
600,000.01 - 650,000.00                               1                         0.00                            0.00
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          $3,500.00
Maximum:          $625,000.00
Weighted Average: $75,238.04


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              23

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISTICS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                           CREDIT LIMIT UTILIZATION RATES
---------------------------------------------------------------------------------------------------------------------
         UTILIZATION RATE (%)              NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

<= 0.000                                            272                        $9.01                           0.00%
0.001 - 10.000                                      110                   488,555.95                            0.11
10.001 - 20.000                                      79                 1,577,017.50                            0.36
20.001 - 30.000                                      73                 2,296,150.92                            0.53
30.001 - 40.000                                     105                 4,099,382.17                            0.95
40.001 - 50.000                                     103                 5,287,542.71                            1.22
50.001 - 60.000                                     115                 7,448,972.88                            1.72
60.001 - 70.000                                     152                 9,981,175.87                            2.30
70.001 - 80.000                                     227                14,879,501.67                            3.43
80.001 - 90.000                                     374                27,056,028.53                            6.24
90.001 - 100.000                                  5,380               360,565,239.02                           83.14
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 100.000%
Average: 82.462%


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              24

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISTICS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                       MARGIN
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
              MARGIN (%)                   NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

<= 0.000                                            219               $12,197,653.36                           2.81%
0.001 - 0.500                                       255                24,492,848.18                            5.65
0.501 - 1.000                                       465                47,696,632.68                           11.00
1.001 - 1.500                                       660                60,496,124.11                           13.95
1.501 - 2.000                                       856                61,265,626.22                           14.13
2.001 - 2.500                                     1,249                73,627,045.33                           16.98
2.501 - 3.000                                     1,390                85,317,945.77                           19.67
3.001 - 3.500                                     1,066                40,650,615.99                            9.37
3.501 - 4.000                                       444                15,417,819.87                            3.56
4.001 - 4.500                                       232                 7,114,740.87                            1.64
4.501 - 5.000                                       109                 3,868,676.30                            0.89
5.001 - 5.500                                        35                 1,341,070.19                            0.31
5.501 - 6.000                                         8                   139,176.76                            0.03
6.001 - 6.500                                         1                    32,784.19                            0.01
8.501 - 9.000                                         1                    20,816.41                            0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          0.000%
Maximum:          9.000%
Weighted Average: 2.138%


--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              25

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISTICS (CONTINUED)
--------------------------------------------------------------------------------
         Collateral characteristics are listed below as of Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                   STATE (TOP 30)
---------------------------------------------------------------------------------------------------------------------
            STATE (TOP 30)                 NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

CA                                                3,207              $275,956,758.87                          63.63%
NY                                                  300                19,830,656.32                            4.57
WA                                                  319                13,777,516.44                            3.18
AZ                                                  380                11,949,777.43                            2.76
NV                                                  246                11,802,584.18                            2.72
FL                                                  304                11,300,949.53                            2.61
CO                                                  254                 9,570,950.04                            2.21
VA                                                  139                 8,595,455.11                            1.98
MD                                                  162                 8,152,705.68                            1.88
IL                                                  189                 7,365,282.70                            1.70
MA                                                  121                 6,584,879.74                            1.52
OR                                                  164                 6,383,237.99                            1.47
GA                                                  205                 6,267,176.35                            1.45
MN                                                  126                 4,885,327.65                            1.13
UT                                                  118                 4,174,052.47                            0.96
NJ                                                   67                 3,756,603.42                            0.87
MI                                                   85                 3,512,021.17                            0.81
NC                                                   91                 3,089,507.01                            0.71
OH                                                  113                 3,083,759.52                            0.71
PA                                                   67                 1,921,537.02                            0.44
CT                                                   37                 1,873,428.50                            0.43
ID                                                   64                 1,789,132.70                            0.41
DC                                                   21                 1,317,638.29                            0.30
NM                                                   21                   955,112.62                            0.22
MT                                                   21                   750,445.36                            0.17
SC                                                   30                   747,214.72                            0.17
RI                                                   15                   664,377.89                            0.15
TN                                                   19                   570,086.25                            0.13
IN                                                   20                   518,422.27                            0.12
KY                                                    9                   484,145.95                            0.11
Other                                                76                 2,048,833.04                            0.47
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              26

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISITCS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                  OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------------
           OCCUPANCY STATUS                NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

Primary Home                                      4,699              $355,456,008.59                          81.96%
Investment                                        2,098                70,577,411.07                           16.27
Second Home                                         193                 7,646,156.57                            1.76
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
          DOCUMENTATION TYPE               NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
No Income Verification                            4,579              $322,552,720.70                          74.38%
Full                                              2,151                95,066,582.13                           21.92
Limited                                             173                10,309,234.97                            2.38
Stated                                               54                 3,865,303.26                            0.89
No Ratio                                             32                 1,792,021.48                            0.41
No Income/No Asset                                    1                    93,713.69                            0.02
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   HELOC PURPOSE
---------------------------------------------------------------------------------------------------------------------
             LOAN PURPOSE                  NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                3,151              $245,785,747.68                          56.67%
Purchase                                          3,142               155,577,287.03                           35.87
Rate/Term Refinance                                 697                32,316,541.52                            7.45
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                 NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
Single Family                                     4,300              $279,432,498.93                          64.43%
PUD                                               1,330                84,609,454.03                           19.51
Condo                                               687                35,015,948.75                            8.07
2-4 Family                                          662                34,392,244.61                            7.93
Manufactured Housing                                 11                   229,429.91                            0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              27

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                     COLLATERAL CHARACTERISITCS (CONTINUED)
--------------------------------------------------------------------------------
                  Collateral characteristics for the HELOCs are
                       listed below as of the Cut-off Date
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                   CREDIT SCORES
---------------------------------------------------------------------------------------------------------------------
             CREDIT SCORES                 NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

<= 0                                                  1                    $9,398.02                           0.00%
581 - 600                                             2                   111,683.91                            0.03
601 - 620                                            28                 1,046,795.50                            0.24
621 - 640                                           251                11,117,449.01                            2.56
641 - 660                                           768                40,223,642.70                            9.27
661 - 680                                         1,512                93,713,920.67                           21.61
681 - 700                                         1,095                78,459,717.26                           18.09
701 - 720                                         1,034                74,953,192.62                           17.28
721 - 740                                           766                51,177,779.56                           11.80
741 - 760                                           677                39,333,986.57                            9.07
761 - 780                                           515                27,327,634.70                            6.30
781 - 800                                           277                13,969,045.52                            3.22
801 - 820                                            64                 2,235,330.19                            0.52
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Non Zero Minimum:               598
Maximum:                        820
Non Zero Weighted Average:      703

---------------------------------------------------------------------------------------------------------------------
                                                     DRAW TERM
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
               DRAW TERM                   NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------
58                                                    1                   $18,314.25                           0.00%
60                                                5,946               354,517,741.67                           81.75
175                                                   1                    58,564.39                            0.01
177                                                   2                    83,441.96                            0.02
180                                               1,040                79,001,513.96                           18.22
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:          58
Maximum:          180
Weighted Average: 82



--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              28

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



---------------------------------------------------------------------------------------------------------------------
                                                      MAX RATE
---------------------------------------------------------------------------------------------------------------------
             MAX RATE (%)                  NUMBER OF       PRINCIPAL BALANCE ($)                  % OF
                                            HELOCS                                        CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------

12                                                   16                $2,578,044.75                           0.59%
18                                                6,973               431,042,967.09                           99.39
25                                                    1                    58,564.39                            0.01
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            6,990              $433,679,576.23                         100.00%
---------------------------------------------------------------------------------------------------------------------
Weighted Average: 17.963%



--------------------------------------------------------------------------------
INVESTORS ARE URGED TO READ THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
PROSPECTUS, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
MAY BE ACCESSED FREE OF CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV. A COPY OF THE
PROSPECTUS SUPPLEMENT AND PROSPECTUS WILL BE PROVIDED BY LEHMAN BROTHERS INC.
UPON REQUEST. (THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE REFERRED TO
COLLECTIVELY AS THE "OFFERING DOCUMENT"). THE OFFERING DOCUMENT CONTAINS
IMPORTANT INFORMATION ABOUT THE OFFERED SECURITIES THAT IS NOT CONTAINED IN
THESE MATERIALS. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE
AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE
CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF
ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN
THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN
PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT
BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE
ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS
INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE
ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF.

                                                                              29